SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): August 15, 2002

                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
    -------------------------------------------------------------------
                (Address of principal executive offices)


                            (856) 848-1800
      -----------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                  N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)

     Item 5.     Other Events
     ------      ------------

     On August 15, 2002, the Company announced that George W. Off was elected Chief Executive Officer and Chairman of the Board of Directors. Mr. Off had been Interim Chief Executive Officer since June 2002 and a member of the Board of Directors since May 2002. The Company also elected R. Keith Elliott to the newly created position of Lead Independent Director of the Company. Mr. Elliott was previously Chairman of the Board of Directors. The Company also announced the election of W. Craig Burns to the Board of Directors. Mr. Burns has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since March 2001 and has held various senior positions within the Company since 1996. An active search is underway to find two additional independent directors.








     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release dated August 15, 2002.











                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2002

Checkpoint Systems, Inc.
/s/ George W. Off
------------------------
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1     Press release dated August 15, 2002.